SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SETION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               November 19, 2002
                               -----------------
                Date of Report (Date of earliestevent reported)

 SAFE TECHNOLOGIES INTERNATIONAL INC. (Formerly Safe Aid Products Incorporated)
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-17746             22-2824492
---------------------------------     ----------------    ----------------------
(State or other jurisdiction          (Commission File    (I.R.S. Employer
of incorporation or organization)     Number)             Identification Number)

                       2875 SOUTH OCEAN BLVD., SUITE 211
                            PALM BEAH, FLORIDA 33480
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                    (Address of principal executive offices)

                                  561-832-2700
                                  ------------
              Registrant's telephone number, including area code.

Item 5.  Other Events and Regulation FD Disclosure.

         See Exhibit 99.1

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements

         Not Applicable

         (b) Exhibits

         99.1 Press Release dated November 19, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Safe Technologies International, Inc.

                                           By: /s/ Michael J. Posner
                                               --------------------------------
                                                   Michael J. Posner, President

                                           Date: 11/19/02
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